                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2004



                              HALSEY DRUG CO., INC.



             616 N. NORTH COURT, SUITE 120, PALATINE, ILLINOIS 60067

                                 (847-705-7709)





Incorporated under the laws of            Commission File Number     I.R.S. Employer Identification Number
    State of New York                            1-10113                        11-0853640

ITEM 5.     OTHER EVENTS

      On May 26, 2004, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing the filing of four non-provisional patent applications with the US Patent and Trademark Office relating to the Company's opioid synthesis technologies. A copy of the Company's press release is attached as Exhibit 99.1 hereto.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(B)   EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

99.1           Press Release of Halsey Drug Co., Inc. dated May 26, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HALSEY DRUG CO., INC.


                                    By:   /s/ Peter A. Clemens
                                          -------------------------------------
                                          Peter A. Clemens
                                          Senior Vice President & Chief
                                          Financial Officer

Date: May 26, 2004

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION

99.1           Press Release dated May 26, 2004.


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